UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 6, 2007

____________________

ICO, INC.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	0-10068 (Commission File Number)	76-0566682 (I.R.S. Employer Identification No.)

1811 Bering Drive, Suite 200
Houston, Texas 77057
(Address of principal executive offices and zip code)

(713) 351-4100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02                      Results of Operations and Financial Condition

On December 6, 2007 (after the close of market), ICO, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended September 30, 2007.  A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

The information contained herein shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 7.01                      Regulation FD Disclosure

On December 6, 2007 (after the close of market), the Company issued a press release announcing its financial results for the quarter ended September 30, 2007.  A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

On December 7, 2007, at 10:00 a.m. Central Daylight Savings Time, the Company held a conference call to discuss its financial results for the quarter ended September 30, 2007.  This scheduled call and instructions for accessing a replay of the call were previously announced on November 9, 2007, and again in the press release that was issued on December 6, 2007, which is furnished as Exhibit 99.1 hereto.

The replay of the call will be accessible for ninety days (until March 6, 2008): (i) by calling (630) 652-3044, and entering access code 19572900; (ii) at http://www.videonewswire.com/event.asp?id=44058; or (iii) by a link on the landing page of the Company’s website at www.icopolymers.com  The replay of the call will also be accessible for at least twelve (12) months after the date of the call on the Company’s website at www.icopolymers.com, in the “Corporate” section, under the heading “Investor Webcasts.”

       The information contained herein shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01                      Financial Statements and Exhibits

(d)           Exhibits

99.1           Press Release dated December 6, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICO, INC.

Date: December 7, 2007	By:	/s/ Jon C. Biro
	Name:	Jon C. Biro
	Title:	Chief Financial Officer and
Treasurer

Index to Exhibits

Exhibit No.	Description
99.1	Press Release dated December 6, 2007